SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                October 11, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)

One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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ITEM 7.01  REGULATION FD DISCLOSURE

     On October 11, 2005, the Board of Directors of The Procter & Gamble Company (the "Company")declared a quarterly dividend of $0.28 per share on the Common Stock and on the Series A and Series B ESOP Convertible Class A Preferred Stock of the Company, payable on or after November 15, 2005 to shareholders of record at the close of business on October 21, 2005. Former Gillette shareholders who continue to hold Gillette or P&G shares on the P&G dividend record date will be entitled to the dividend. The Company is furnishing this 8-K pursuant to Item, 7.01, "Regulation FD Disclosure".


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /S/ STEVEN W. JEMISON
                                       -------------------------------------
                                       Steven W. Jemison, Secretary and
                                       Associate General Counsel
                                       October 11, 2005